[LOGO OMITTED]

          THE PBHG FUNDS, INC.




          PBHG Growth Fund



         Advisor Class Shares
         PROSPECTUS
         July 31, 1999











As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

AN INTRODUCTION TO THE PBHG FUNDS[R]
AND THIS PROSPECTUS

The PBHG Funds, Inc. is a mutual fund that offers a convenient and ~economical means of investing in professionally managed portfolios of securities, called Funds. This prospectus offers Advisor Class Shares of the PBHG Growth Fund, one of the sixteen portfolios of The PBHG Funds, Inc.

Before investing, make sure the Fund's goal matches your own.

     [BULLET] The PBHG Growth Fund is generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. This Fund may not be suitable for investors who require regular income or stability of principal, or who are pursuing a short-term investment goal, such as investing emergency reserves.

                               INVESTMENT ADVISER
Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment adviser for the Fund.

This Prospectus contains important information you should know before investing in the Fund and as a shareholder in the Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Fund, please refer to the back cover of this Prospectus.

                                                                        CONTENTS
FUND SUMMARY
--------------------------------------------------------------------------------
          PBHG Growth Fund ...................................................2

MORE ABOUT THE FUND
--------------------------------------------------------------------------------
          Risks & Returns ....................................................5

THE INVESTMENT ADVISER
--------------------------------------------------------------------------------
          The Investment Adviser ............................................12

YOUR INVESTMENT
--------------------------------------------------------------------------------
          Year 2000 .........................................................13
          Pricing Fund Shares ...............................................13
          Buying Shares .....................................................14
          Selling Shares ....................................................15
          General Policies ..................................................16
          Distribution & Taxes ..............................................19
          Distribution Arrangements .........................................20

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
          Financial Highlights ..............................................20

PBHG Growth Fund

[ICON OMITTED] GOAL
The Fund seeks to provide investors with capital appreciation.


[ICON OMITTED] Main Investment Strategies
Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations or annual revenues of up to $2 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and when to sell them for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

The Fund may use options and futures contracts for hedging and risk management.


[ICON OMITTED] MAIN INVESTMENT RISKS
The value of your investment in the Fund will go up and down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500[R] Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

The Fund's use of options and futures contracts may reduce returns or increase volatility.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[ICON OMITTED]
For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 5.

[ICON OMITTED] PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000 Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000 Index with greater-than-average growth characteristics. The Russell 2000 Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

                         ------------------------------
                          CALENDAR YEAR TOTAL RETURNS

                              [BAR CHART OMITTED]
                                  1997 -3.62%
                                  1998  0.32%

The Fund's year-to-date return as of 3/31/99 was -4.10%.


------------------------------
BEST QUARTER:  Q4 1998  27.33%
WORST QUARTER: Q3 1998 -26.28%

-------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                Past 1 Year   Past 5 Years  Past 10 Years
Growth Fund Advisor Class*         0.32%         10.82%        18.75%
Russell 2000 Growth Index          1.23%         10.22%        11.54%

* THE INCEPTION DATE OF THE PBHG GROWTH FUND -- ADVISOR CLASS WAS AUGUST 16, 1996. THE PERFORMANCE SHOWN FOR THE ADVISOR CLASS PRIOR TO ITS INCEPTION IS BASED ON THE PERFORMANCE AND EXPENSES OF THE PBHG CLASS SHARES. THE AVERAGE ANNUAL TOTAL RETURN OF THE ADVISOR CLASS FROM ITS INCEPTION DATE TO DECEMBER 31, 1998 WAS -0.05%.

[ICON OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. The expenses listed below are based on the Fund's last fiscal year, ended March 31, 1999.

-----------------------------------------------------
FEES AND EXPENSES TABLE

SHAREHOLDER FEES                                NONE
-----------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
Management Fees                                0.85%
Distribution and/or Service (12b-1) Fees       0.25%
Other Expenses                                 0.47%
-----------------------------------------------------
Total Annual Operating Expenses                1.57%
-----------------------------------------------------

[ICOn OMITTED] Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

----------------------------------------------------------------
Your Cost Over      1 Year    3 Years     5 Years     10 Years
----------------------------------------------------------------
Advisor Class        $160       $496        $855        $1,867
----------------------------------------------------------------

                                                            MORE ABOUT THE FUNDS

[ICON OMITTED] RISKS AND RETURNS


This section takes a closer look at the investment strategies that make up the Fund's risk and return characteristics.

In addition to the main investment strategy described in the Fund Summary section of this Prospectus, the Fund may make other types of investments that have different risk/return characteristics. These investments, the Fund's main investment strategies and its risk/return characteristics are described in the table set forth below. From time to time, the Fund may make investments and pursue strategies different from those described in this Prospectus. Those investments and strategies are described in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

The Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments for temporary defensive purposes, to maintain liquidity or when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of equity securities, like stocks. In addition, while these investments are generally designed to limit the Fund's losses, they can prevent the Fund from achieving its investment goal.

The Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases the Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from the Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

--------------------------------------------------------------------------------
SECURITIES
Shares representing ownership in a corporation. The Fund may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS
--------------------------------------------------------------------------------
Security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Security prices may fall because of factors affecting companies in a number of industries, such as production costs.

Security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Pilgrim Baxter maintains a long-term investment approach and focuses on securities it believes can appreciate over an extended time frame, regardless of interim fluctuations.

Under normal circumstances, the Fund intends to remain fully invested, with at least 65% of its total assets in securities.

Pilgrim Baxter focuses its active management on securities selection, the area it believes its commitment to fundamental research can most enhance the Fund's performance.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

--------------------------------------------------------------------------------
GROWTH SECURITIES
Securities that Pilgrim Baxter believes have strong earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS
--------------------------------------------------------------------------------
See Securities

Growth securities may be more sensitive to earnings changes than other securities because they typically trade at higher earnings multiples.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full value and may even go down in price.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
See Securities

Growth securities may appreciate faster than non-growth securities.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
See Securities

In managing the Fund, Pilgrim Baxter uses its own software and research models which incorporate important attributes of successful growth. A key attribute of successful growth is earnings growth. Pilgrim Baxter's investment process is extremely focused on earnings growth.

Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects or the risk of a decline in its market price is too great.

--------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES
Securities of foreign issuers, including ADRs. ADRs are certificates issued by a U.S. bank that represent a stated number of shares of a foreign corporation that the bank holds in its vault. An ADR is bought and sold in the same manner as U.S. securities.

POTENTIAL RISKS
--------------------------------------------------------------------------------
Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

These risks tend to be greater in emerging markets.

Foreign issuers may be less prepared than U.S. companies to handle Year 2000-related computer problems.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Favorable exchange rate movements could generate gains or reduce losses.

Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
The Fund does not invest in emerging markets and limits the amount of total assets it invests in foreign securities to 10%.

--------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS
High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes) commercial paper, corporate obligations (including asset backed securities) government obligations (such as U.S. Treasury, agency or foreign government securities) short-term obligations issued by state and local governments and repurchase agreements.

POTENTIAL RISKS
--------------------------------------------------------------------------------
Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
The Fund follows strict SEC rules about credit risk, maturity and diversification of its investments.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Money market instruments have greater short-term liquidity, capital preservation and income potential than longer- term investments such as stocks.

--------------------------------------------------------------------------------
SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS
--------------------------------------------------------------------------------
Smaller company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
See securities/growth securities/value securities.

Pilgrim Baxter focuses on smaller companies with strong balance sheets that it expects to exceed consensus earnings expectations.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Smaller company securities may appreciate faster than those of larger, more established companies for many reasons. For example, smaller companies tend to have younger product lines whose distribution and revenues are still maturing.

--------------------------------------------------------------------------------
FUTURES AND OPTIONS
A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option contract is the right to buy or sell a set quantity of an underlying instrument at a pre-determined price. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS
--------------------------------------------------------------------------------
A futures or option contract used to hedge the Fund or special securities may not fully offset the underlying position.

A futures or option contract used for risk management may not have the intended effects and may result in losses or missed investment opportunities.

The counterparty to a futures or option contract could default.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
A futures or option contract that correlates well with the underlying position can reduce or eliminate losses at low cost.

The Fund could make money and protect against losses if Pilgrim Baxter's analysis proves correct.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
The Fund may use futures and options contracts for hedging and risk management, i.e., to establish or adjust exposure to particular securities, markets or currencies; to manage the Fund's exposure relative to its benchmark.

The Fund's aggregate initial margin deposit to establish a futures contract may not exceed 5% of its net assets. In addition, the total market value of the Fund's futures contracts may not exceed 50% of the Fund's net assets. The Fund may not invest more than 10% of its net assets in options.

The Fund only establishes hedges that it expects will be highly correlated with underlying securities positions.

The Fund will not consider using futures or options contracts unless it would be cost-effective.

The Fund maintains assets sufficient to meet its obligations under the contract in a segregated margin account with a custodian bank.

--------------------------------------------------------------------------------
TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES
Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS
--------------------------------------------------------------------------------
Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
The Fund seeks to strike a balance among the industries in which it invests so that no one industry dominates the Fund's investments.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

--------------------------------------------------------------------------------
OTC SECURITIES
Securities not listed and traded on an organized exchange, but bought and sold through a computer network.

POTENTIAL RISKS
--------------------------------------------------------------------------------
OTC securities are not traded as often as securities listed on an exchange. So, if the Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Pilgrim Baxter uses a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance the Fund's performance.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Increases the number of potential investments for the Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

--------------------------------------------------------------------------------
ILLIQUID SECURITIES
Securities that do not have a ready market and cannot be easily sold, if at all, at approximately the price that the Fund has valued them.

POTENTIAL RISKS
--------------------------------------------------------------------------------
The Fund may have difficulty valuing these securities precisely.

The Fund may be unable to sell these securities at the time or price it desires.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
The Fund may not invest more than 15% of its net assets in illiquid securities.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

--------------------------------------------------------------------------------
RESTRICTED SECURITIES
Privately placed securities whose resale is restricted under securities law.

POTENTIAL RISKS
--------------------------------------------------------------------------------
Restricted securities may be difficult to value because market quotations may not be readily available.

Because of the restrictions in resale of these securities, the Fund may not be able to find a qualified buyer or may not be able to sell these securities at the time or price it desires.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
The Growth Fund is not currently permitted to invest in restricted securities.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Restricted securities may offer more attractive yields or potential growth than comparable widely traded securities.

THE INVESTMENT ADVISER

[ICON OMITTED]  THE INVESTMENT ADVISOR

Pilgrim Baxter & Associates, Ltd., 825 Duportail Road, Wayne, PA 19087, is the investment advisor for the Fund. Founded in 1982, Pilgrim Baxter currently manages approximately $11 billion in assets for pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

Pilgrim Baxter believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Pilgrim Baxter uses a quantitative and fundamental investment process that is extremely focused on earnings growth.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer more superior appreciation prospects or the risk of a decline in its market price is too great.

As investment adviser, Pilgrim Baxter makes investment decisions for the Growth Fund. The Fund's Board of Directors supervises Pilgrim Baxter and establishes policies that Pilgrim Baxter must follow in its day-to-day investment management activities.

INVESTMENT PROCESS
--------------------------------------------------------------------------------
Pilgrim Baxter begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. Pilgrim Baxter then ranks each company in its universe using proprietary software and research models that incorporate attributes of successful growth like positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter evaluates each company's earnings quality and whether the company can sustain its current growth trend. Pilgrim Baxter believes that through this highly disciplined investment process, it is able to construct a portfolio of investments with strong growth characteristics.

For the fiscal year ended March 31, 1999, the effective management fee paid by the Growth Fund to Pilgrim Baxter was 0.85%.

Gary L. Pilgrim, CFA has managed the Growth Fund since its inception in 1985. He is the Chief Investment Officer and President of Pilgrim Baxter and has been a growth stock manager for over 30 years.

--------------------------------------------------------------------------------
YOUR INVESTMENT

[ICON OMITTED] YEAR 2000

The Fund could be adversely affected if the computer systems used by Pilgrim Baxter or the Fund's other service providers do not properly process and calculate date-related information relating to the Year 2000. While year 2000-related computer problems could have a negative effect on the Fund, both in its operations and in its investments, The PBHG Funds, Inc. is working with Pilgrim Baxter and the Fund's other service providers to avoid such problems. Testing of year 2000-related computer problems on the Fund's mission-critical systems should be completed by summer, 1999. The Fund does not expect to incur any material costs related to its year 2000 initiatives. No assurances, though, can be provided that the Fund will not be adversely impacted by year 2000-related computer problems.

--------------------------------------------------------------------------------
[ICON OMITTED] PRICING FUND SHARES

The Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by the Fund's Board of Directors. If the Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of the Fund's shares may change on days when its shares are not available for purchase or sale.

NET ASSET VALUE (NAV)
--------------------------------------------------------------------------------
The price of the Fund's shares is based on the Fund's net asset value (NAV). The Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Fund shares are priced every day at the close of regular trading on the New York Stock Exchange. Fund shares are not priced on days that the New York Stock Exchange is closed.

[ICON OMITTED] BUYING SHARES

You may purchase shares of the Fund directly through the Fund's transfer agent. The price per share you will pay to invest in the Fund is its net asset value per share (NAV) next calculated after the transfer agent or other authorized representative accepts your order. The Fund's NAV is calculated at the close of trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time, each day the exchange is open for business. The Fund's assets are generally valued at their market price. However, if a market price is unavailable or if the assets have been affected by events occurring after the close of trading, the Fund's board of directors may use another method that it believes reflects fair value.

You may also purchase shares of the Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

CONCEPTS TO UNDERSTAND
--------------------------------------------------------------------------------
Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Education IRA: an IRA with nondeductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

FOR MORE COMPLETE IRA INFORMATION, CONSULT A PBHG SHAREHOLDER SERVICES REPRESENTATIVE OR A TAX ADVISOR.

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

                         Initial    Additional
--------------------------------------------------------------------------------
REGULAR ACCOUNTS        $  2,500    no minimum
UNIFORM GIFTS/TRANSFER
TO MINOR ACCOUNTS       $    500    no minimum
TRADITIONAL IRAS        $  2,000    no minimum
ROTH IRAS               $  2,000    no minimum
EDUCATIONAL IRAS        $    500    no minimum
SYSTEMATIC
INVESTMENT PLANS1       $    500       $25
(SIP)

1 PROVIDED A SIP IS ESTABLISHED, THE MINIMUM INITIAL INVESTMENT FOR THE FUND
  IS $500 ALONG WITH A MONTHLY SYSTEMATIC INVESTMENT OF $25 OR MORE.

[ICON OMITTED] SELLING SHARES
You may sell your shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is received. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected up to 15 days from the date of purchase. You may also sell shares of the Fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

WRITTEN REDEMPTION ORDERS
--------------------------------------------------------------------------------
Some circumstances require written sell orders along with signature guarantees.
These include:
[BULLET] Redemptions in excess of $50,000

[BULLET] Requests to send proceeds to a different address or payee

[BULLET] Requests to send proceeds to an address that has been changed within the last 30 days

[BULLET] Requests to wire proceeds to a different bank account

A SIGNATURE GUARANTEE helps to protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.


--------------------------------------------------------------------------------
LIMITATIONS ON SELLING SHARES BY PHONE

Proceeds
sent by         Minimum         Maximum
--------------------------------------------------------------------------------
Check         no minimum        $50,000
Wire*         no minimum        no maximum
ACH           no minimum        no maximum

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

*WIRE FEE IS $10 PER FEDERAL RESERVE WIRE

[ICON OMITTED] GENERAL POLICIES

[BULLET] The Fund may reject or suspend acceptance of purchase orders.

[BULLET] The Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the NAV of the Fund.

[BULLET] Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

[BULLET] When placing a purchase, sale or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

[BULLET] SEI Trust Company, the custodian for PBHG Traditional, Roth and Education IRA accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Educational IRA accounts. This fee will be automatically charged to your account if not received by the announced due date, usually in mid-August.

[BULLET] Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 66. For non-retirement accounts, the Fund may close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days.

EXCHANGES BETWEEN FUNDS

You may exchange some or all Advisor Class Shares of the Fund for Advisor Class Shares of any other PBHG Fund that has Advisor Class Shares. Advisor Class Shares of the Fund may not be exchanged for PBHGClass Shares. Currently, Advisor Class Shares are only available for the Growth Fund. Simply mail, telephone or use the Fund's internet website to provide your exchange instructions to the transfer agent. There is currently no fee for exchanges, however, the Fund may change or terminate this privilege on 60 days notice.

TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
IN WRITING
Complete the application.
Mail your completed application and a check to:
The PBHG Funds, Inc.
P.O. Box 219534
Kansas City, Missouri  64121-9534

--------------------------------------------------------------------------------
BY TELEPHONE
Call us at 1-800-433-0051 to receive an account application and receive an account number.

WIRE  Have your bank send your investment to:
[BULLET] United Missouri Bank of Kansas City, N.A.
[BULLET] ABA# 10-10-00695
[BULLET] Account # 98705-23469
[BULLET] Fund Name
[BULLET] Your name
[BULLET] Your Social Security or tax ID
number
[BULLET] Your account number
Return the account application.

--------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE
(ACH)*



VIA THE INTERNET
[BULLET] Visit the PBHG Funds website at http://www.pbhgfunds.com. [BULLET] Enter the "open account" screen and follow the instructions for completing an account application.

TO ADD TO AN ACCOUNT
--------------------------------------------------------------------------------
IN WRITING
Fill out an investment slip:
Mail the slip and the check to:
The PBHG Funds, Inc.
P.O. Box 419534
Kansas City, Missouri  64121-9534





--------------------------------------------------------------------------------
BY TELEPHONE
Wire  Have your bank send your investment to:
[BULLET] United Missouri Bank of Kansas
City, N.A.
[BULLET] ABA# 10-10-00695
[BULLET] Account # 98705-23469
[BULLET] Fund Name
[BULLET] Your name
[BULLET] Your Social Security or tax ID
number
[BULLET] Your account number


--------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE
(ACH)*
[BULLET] Complete the bank information section on the account application. [BULLET] Attach a voided check or deposit slip to the account application. [BULLET] The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.


VIA THE INTERNET
[BULLET] Complete the bank information section on the account application. [BULLET] Enter the "Your Account" section of the website and follow the instructions for purchasing shares.

TO SELL SHARES
--------------------------------------------------------------------------------
BY MAIL
Write a letter of instruction that includes:
[BULLET] your name(s) and signature(s)
[BULLET] your account number
[BULLET] the fund name
[BULLET] the dollar amount your wish to sell
[BULLET] how and where to sent the proceeds
If required, obtain a signature guarantee (see "Selling Shares")
Mail your request to:
The PBHG Funds, Inc.
P.O. Box 219534
Kansas City, Missouri  64121-9534

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAW PLAN
Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account
[BULLET] Complete the applicable section on the account application
NOTE:  Must maintain a minimum account balance of $5,000 or more.

--------------------------------------------------------------------------------
BY TELEPHONE
Sales orders may be placed by telephone provided this option was selected on your account application. Please call 1-800-433-0051. Note: sales from IRA accounts may not be made by telephone and must be made in writing.

ACH
[BULLET] Complete the bank information section on the account application . [BULLET] Attach a voided check or deposit slip to the account application .
NOTE: sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.

--------------------------------------------------------------------------------
WIRE
Sale proceeds may be wired at your request. Be sure the Fund has your wire instructions on file.
There is a $10 charge for each wire sent by the Fund.

[ICON OMITTED] DISTRIBUTION AND TAXES

The Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. These dividends and distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are taxed at the ordinary income rate. Distributions of long-term capital gains are taxable at the long-term capital gains rate, regardless of how long you have been in the Fund. Long-term capital gains tax rates are described in the table below.

A sale or exchange of the Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange. (1) Short-term capital gains will apply if you sell or exchange the Fund up to 12 months after buying it. (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS
--------------------------------------------------------------------------------
The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

--------------------------------------------------------------------
TAXABILITY OF DISTRIBUTIONS

Type of                    Tax rate for              Tax rate for
Distribution               15% bracket               28% bracket
--------------------------------------------------------------------
Dividends                  Ordinary income           Ordinary income
                           rate                      rate

Short-term                 Ordinary income           Ordinary income
Capital Gains              rate                      rate

Long-term                  10%                       20%
Capital Gains

[ICON OMITTED] DISTRIBUTION ARRANGEMENTS

The Fund, on behalf of the Growth Fund, has adopted a Service Plan pursuant to which the Growth Fund pays Rule 12b-1 shareholder servicing fees at an aggregate rate of up to 0.25% of the Growth Fund's average daily net assets attributable to Advisor Class shares. The shareholder servicing fee is intended to compensate financial intermediaries, plan fiduciaries, and investment professionals for providing personal services, distribution support services, and/or account maintenance services to beneficial owners of the Advisor Class shares. Because these fees are paid out of the Advisor Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
[ICON OMITTED] FINANCIAL HIGHLIGHTS

The Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD ENDED MARCH 31;



            Net                                                                    Net                 Net
           Asset        Net      Realized and     Distributions   Distributions   Asset               Assets      Ratio
           Value    Investment    Unrealized        from Net          from        Value                End      of Expenses
         Beginning    Income   Gains or (Losses)   Investment        Capital       End      Total    of Period  to Average
         of Period    (Loss)     on Securities       Income           Gains     of Period   Return     (000)    Net Assets
----------------------------------------------------------------------------------------------------------------------------
----------------
PBHG GROWTH FUND
----------------
PBHG ADVISOR CLASS
1999 1    $28.12    $(0.30)        $ (3.47)            -                -        $24.35    (13.41)%   $66,235     1.57%
1998       21.03     (0.15)           7.24             -                -         28.12     33.71 %    89,227     1.51%
1997 2     25.42     (0.06)          (4.33)            -                -         21.03    (17.27)%+   12,991     1.53%*

PBHG CLASS
1999 1    $28.23    $(0.24)        $ (3.48)            -                -        $24.51   (13.18)% $3,228,740     1.32%
1998       21.06     (0.26)           7.43             -                -         28.23    34.05 %  5,338,380     1.26%
1997       25.30     (0.10)          (4.14)            -                -         21.06   (16.76)%  4,634,138     1.25%
1996       16.70     (0.06)           8.66             -                -         25.30    51.50 %  3,298,666     1.48%
1995 3     14.67     (0.05)           2.09             -              $(0.01)     16.70    13.92 %  1,014,832     1.50%

                                     Ratio
             Ratio                   of Net
             of Net       Ratio    Investment
           Investment  of Expenses Income (Loss)
             Income    to Average  to Average
             (Loss)    Net Assets  Net Assets   Portfolio
           to Average  (Excluding  (Excluding    Turnover
           Net Assets    Waivers)   Waivers)       Rate
---------------------------------------------------------
----------------
PBHG GROWTH FUND
----------------
PBHG ADVISOR CLASS
1999 1        (1.24)%      1.57%     (1.24)%      80.51%
1998          (1.02)%      1.51%     (1.02)%      94.21%
1997 2        (1.11)%*     1.53%*    (1.11)%*     64.89%

PBHG CLASS
1999 1        (0.99)%      1.32%     (0.99)%      80.51%
1998          (0.74)%      1.26%     (0.74)%      94.21%
1997          (0.69)%      1.25%     (0.69)%      64.89%
1996          (0.79)%      1.48%     (0.79)%      44.64%
1995 3        (0.69)%      1.50%     (0.69)%     118.75%

1 PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.
2 THE PBHG GROWTH FUND ADVISOR CLASS COMMENCED OPERATIONS ON AUGUST 16, 1996. 3 THE INFORMATION SET FORTH IN THIS TABLE FOR THE PERIOD PRIOR TO JUNE 2, 1994
  IS THE FINANCIAL DATA OF THE PILGRIM BAXTER GROWTH FUND, A SERIES OF THE ADVISOR'S INNER CIRCLE II FUND. PBHG GROWTH FUND ACQUIRED THE ASSETS AND ASSUMED THE LIABILITIES OF THE PILGRIM BAXTER GROWTH FUND ON JUNE 2, 1994.

AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                    20 & 21

[ICON OMITTED] FOR MORE INFORMATION

THE PBHG FUNDS, INC.
-------------------------
SEC FILE NUMBER 811-04391

For investors who want more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION
(SAI) Provides more information about the Fund and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS
Provides financial and performance information about the Fund and its investments and a discussion of the market conditions and investment strategies that significantly affected its performance during the last fiscal year or half-year.

TO OBTAIN INFORMATION
----------------------------
BY TELEPHONE
Call 1-800-433-0051

BY MAIL
The PBHG Funds, Inc.
P.O. Box 219534
Kansas City, MO 64121-9534

VIA THE INTERNET
www.pbhgfunds.com

Text-only versions of these documents and this Prospectus are available by visiting the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, D.C. 20549-6009. Text-only versions also may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.


INVESTMENT ADVISER
Pilgrim Baxter & Associates, Ltd.

DISTRIBUTOR
SEI Investments Distribution Co.

ADV Pro - 7/99